UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2006

PETRO RESOURCES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	333-132596	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5100 Westheimer, Suite 200 Houston, Texas 77056
(Address of principal executive offices)

(713) 968-9282
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01	Changes in Registrant’s Certifying Accountant

On October 13, 2006, the Audit Committee of the Board of Directors of Petro Resources Corporation (the “Company”) approved a change in auditors. The Audit Committee approved the dismissal of Farber Hass Hurley & McEwen, LLP as the Company’s independent public accountants and the selection of Malone & Bailey, PC as their replacement.

Farber Hass Hurley & McEwen, LLP’s report on the financial statements of the Company as of December 31, 2005 and for the two years ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through October 13, 2006, there were no disagreements between the Company and Farber Hass Hurley & McEwen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Farber Hass Hurley & McEwen, LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company’s financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The Company provided Farber Hass Hurley & McEwen, LLP with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Farber Hass Hurley & McEwen, LLP’s letter, dated October 16, 2004, stating its agreement with such statements.

In addition, during the Company’s two most recent fiscal years ended December 31, 2005 and 2004 and the subsequent interim period through October 13, 2006, the Company did not consult with Malone & Bailey, PC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 13, 2006, the Board of Directors of the Company appointed Donald L. Kirkendall to serve as the Company’s President and also appointed Mr. Kirkendall to the Company’s Board of Directors. The office of President had previously been held by Mr. Wayne P. Hall. Mr. Hall will continue to serve as the Company’s Chairman of the Board and Chief Executive Officer.

Mr. Kirkendall has served as the Company’s Executive Vice President since October 2005. From May 2004 to October 2005, Mr. Kirkendall was an independent consultant in the oil and gas exploration industry. Between January 2001 and May 2004, Mr. Kirkendall was employed as a natural gas specialist in the Professional Services Group of SunGard Corporation, where he was responsible for the implementation of natural gas trading, scheduling and accounting software.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

16   Letter from Farber Hass Hurley & McEwen, LLP   Filed herewith

SIGNATURES

In accordance with the requirements of the exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PETRO RESOURCES CORPORATION

Date: October17, 2006	/s/ Wayne P. Hall
Wayne P. Hall,
Chief Executive Officer Officer